                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITOR

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement of Everlast  Worldwide,  Inc. on Form S-8 of our report dated February
18, 2005, on our audits of the financial  statements of Everlast  Worldwide Inc.
as of  December  31,  2004 and 2003 and for each of the years in the  three-year period ended  December 31, 2004,  which report  appears in the Annual  Report on
Form 10-K.

/s/ Berenson LLP
---------------------------------
Berenson  LLP

New York, NY
March 24, 2005